MERRILL LYNCH
GLOBAL
HOLDINGS, INC.




FUND LOGO




Annual Report

November 30, 1999






This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Company unless accompanied or preceded by the Company's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.





Merrill Lynch
Global Holdings, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH GLOBAL HOLDINGS, INC.


Worldwide
Investments
As of 11/30/99

                                                Percent of
Ten Largest Industries                          Net Assets

Wireline Communication                            19.2%
Communications Equipment                          13.0
Electronics                                        8.8
Wireless Communication                             7.8
Computers                                          5.5
Retail Stores                                      5.1
Energy                                             4.3
Pharmaceuticals                                    3.4
Information Processing                             2.9
Multi-Industry                                     2.7


                                                Percent of
Ten Largest Equity Holdings                     Net Assets

NTT Mobile Communications Network, Inc.            4.9%
Cisco Systems, Inc.                                4.6
COLT Telecom Group PLC                             3.9
Ito-Yokado Co., Ltd.                               3.9
Nippon Telegraph & Telephone Corporation (NTT)     3.3
Sun Microsystems, Inc.                             3.2
Texas Instruments Incorporated                     3.0
STMicroelectronics                                 2.7
Nokia Oyj                                          2.6
Mannesmann AG                                      2.3


Merrill Lynch Global Holdings, Inc., November 30, 1999


DEAR SHAREHOLDER

The Environment
During the six-month period ended November 30, 1999, US economic growth continued strengthening while inflationary pressures remained contained. The US financial markets were volatile, as stock prices declined for the third consecutive month in September, but then rebounded in October and advanced on a technology-driven rally in November. Significant strength in small-capitalization stocks also emerged in November, particularly in the small cap growth sector as reflected in the 10.57% rise in the unmanaged Russell 2000 Growth Index.

Throughout the latter half of the period, investor psychology was mixed as to whether the Federal Reserve Board would increase interest rates for the third time this year. At its meeting on November 16, 1999, the central bank announced its move to tighten 25 basis points (0.25%), essentially putting short-term interest rates back to where they were before the three quarter-point cuts that were made last fall. Although long-term bond yields also increased during the period, investors appeared to accept that the move by the Federal Reserve Board would contain inflationary pressure. However, this view may not hold if economic growth continues unabated by the New Year.


Fiscal Year In Review
For the fiscal year ended November 30, 1999, the total returns for Merrill Lynch Global Holdings, Inc.'s Class A, Class B, Class C and Class D Shares were +36.20%, +34.80%, +34.84% and +35.80%, respectively. (Results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4--6 of this report to shareholders.) This compares to the +21.22% total return for the unmanaged Morgan Stanley Capital International (MSCI) World Stock Index (in US dollars) for the same period.

The reason for the fund's outperformance relative to the MSCI World Stock Index was our shift in investment focus toward technology companies, particularly in the communications equipment and components sector, from the July 1999 to September 1999 period. The ten largest equity investments at the end of the fund's fiscal year were all meaningful contributors to the positive absolute and relative investment returns. The wireline communication industry sector, which was the fund's largest weighting at the end of the fiscal year, was followed by the communications equipment, electronics, wireless communication, computers, retail stores, energy, pharmaceuticals, information processing and multi-industry sectors, which in aggregate were equal to 72.7% of net assets at November 30, 1999.

Another change in the industry structure of the portfolio during the July to September 1999 period, which contributed to the positive comparative investment returns, was the significant reduction in investment stock holdings in banks, insurance companies, other financial service organizations, food merchandising and retail companies, pharmaceutical companies and household products companies. We maintained a relatively low level of net cash reserves in the portfolio for most of the fiscal year because of our positive outlook for equity investment returns during the period.


In Conclusion
We thank you for your continued investment in Merrill Lynch Global Holdings, Inc., and we look forward to discussing our outlook and strategies in our upcoming report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Lawrence R. Fuller)
Lawrence R. Fuller
Senior Vice President and
Portfolio Manager



January 6, 2000



To reduce shareholder expenses, Merrill Lynch Global Holdings, Inc. will no longer be printing and mailing quarterly reports to shareholders. We will continue to provide you with reports on a semi-annual and annual basis.



Officers and
Directors

Terry K. Glenn, President and Director
Charles C. Reilly, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Robert C. Doll, Senior Vice President
Lawrence R. Fuller, Senior Vice President and
   Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Robert Harris, Secretary

Custodian
The Chase Manhattan Bank, N.A.
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



Donald Cecil and Edward H. Meyer, Directors of Merrill Lynch Global Holdings, Inc. have recently retired. The Fund's Board of Directors wishes Mr. Cecil and Mr. Meyer well in their retirements.



Merrill Lynch Global Holdings, Inc., November 30, 1999


PERFORMANCE DATA


About Fund
Performance


Investors are able to purchase shares of the fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Total Return
Based on a
$10,000 Investment

A line graph depicting the growth of an investment in the Fund's
Class A Shares and Class B Shares compared to growth of an investment in the Morgan Stanley Capital International World Stock Index.
Beginning and ending values are:

                                           11/89         11/99
ML Global Holdings, Inc.++--
Class A Shares*                           $ 9,475       $27,722

ML Global Holdings, Inc.++--
Class B Shares*                           $10,000       $26,397

Morgan Stanley Capital International
World Stock Index++++                     $10,000       $28,163


A line graph depicting the growth of an investment in the Fund's
Class C Shares and Class D Shares compared to growth of an investment in the Morgan Stanley Capital International World Stock Index.
Beginning and ending values are:

                                          10/21/94**     11/99
ML Global Holdings, Inc.++--
Class C Shares*                           $10,000       $19,003

ML Global Holdings, Inc.++--
Class D Shares*                           $ 9,475       $18,751

Morgan Stanley Capital International
World Stock Index++++                     $10,000       $22,005

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++ML Global Holdings, Inc. invests in an internationally diversified portfolio of securities.
++++This unmanaged market capitalization-weighted Index is comprised of a representative sampling of stocks of large-, medium-, and small-capitalization companies in 22 countries, including the United States. The starting date for the Index in the Class C and Class D Shares' graph is from 10/31/94.

    Past performance is not predictive of future performance.



Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/99                        +28.93%        +22.16%
Five Years Ended 9/30/99                  +10.92         + 9.73
Ten Years Ended 9/30/99                   + 9.31         + 8.72

[FN]
 *Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class A
  Shares were offered at a higher sales charge. Thus, actual returns would have been lower than shown for the five-year and ten-year periods.)
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 9/30/99                        +27.68%        +23.68%
Five Years Ended 9/30/99                  + 9.80         + 9.80
Ten Years Ended 9/30/99                   + 8.19         + 8.19

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 9/30/99                        +27.64%        +26.64%
Inception (10/21/94) through 9/30/99      + 9.79         + 9.79

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/99                        +28.58%        +21.83%
Inception (10/21/94) through 9/30/99      +10.66         + 9.46

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch Global Holdings, Inc., November 30, 1999


PERFORMANCE DATA (concluded)


Recent
Performance
Results

                                                                                           Ten Years/
                                                       3 Month           12 Month       Since Inception
As of November 30, 1999                              Total Return      Total Return       Total Return
ML Global Holdings, Inc. Class A Shares*                +20.56%           +36.20%           +192.54%
ML Global Holdings, Inc. Class B Shares*                +20.29            +34.80            +164.00
ML Global Holdings, Inc. Class C Shares*                +20.33            +34.84            + 90.03
ML Global Holdings, Inc. Class D Shares*                +20.54            +35.80            + 97.89
MSCI World Stock Index**                                + 7.07            +21.22        +181.63/+120.05

 *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Company's ten-year/since inception periods are ten years for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.
**The Morgan Stanley Capital International World Stock Index is an unmanaged US dollar-denominated index of world stock markets compiled by Capital International Perspective S.A. and published in Morgan-Stanley Capital International Perspective. Ten-year/since inception total returns are for the ten years ended 11/30/99 and from 10/31/94, respectively.


SCHEDULE OF INVESTMENTS                                                                                (in US dollars)
NORTH                                     Shares                                                                 Percent of
AMERICA          Industries                Held                Investments                            Value      Net Assets
Canada           Communications          62,000      Nortel Networks Corporation                   $  4,588,000        1.5%
                 Equipment

                 Wireline               100,000    ++AT&T Canada Inc.                                 3,762,500        1.3
                 Communication          150,000    ++Rogers Communications, Inc. 'B'                  3,406,776        1.2
                                                                                                   ------------      ------
                                                                                                      7,169,276        2.5

                                                     Total Investments in Canada                     11,757,276        4.0

United States    Advertising             30,000      The Interpublic Group of Companies, Inc.         1,410,000        0.5

                 Broadcasting--          26,000    ++AMFM Inc.                                        1,837,875        0.6
                 Radio & Television      30,000    ++CBS Corporation                                  1,560,000        0.5
                                          5,000    ++Clear Channel Communications, Inc.                 401,875        0.2
                                         30,000    ++Infinity Broadcasting Corp. (Class  A)           1,093,125        0.4
                                                                                                   ------------      ------
                                                                                                      4,892,875        1.7

                 Chemicals               15,000      E.I. du Pont de Nemours and Company                891,563        0.3

                 Communications          82,000    ++3Com Corporation                                 3,264,625        1.1
                 Equipment              150,000    ++Cisco Systems, Inc.                             13,368,750        4.6
                                         16,000    ++JDS Uniphase Corporation                         3,659,000        1.3
                                         47,000      Lucent Technologies Inc.                         3,433,938        1.2
                                                                                                   ------------      ------
                                                                                                     23,726,313        8.2

                 Computers               80,000    ++EMC Corporation                                  6,685,000        2.3
                                         69,500    ++Sun Microsystems, Inc.                           9,187,031        3.2
                                                                                                   ------------      ------
                                                                                                     15,872,031        5.5

                 Electrical Equipment    41,000      General Electric Company                         5,330,000        1.8

                 Electronics             25,000    ++LSI Logic Corporation                            1,510,938        0.5
                                         90,000      Texas Instruments Incorporated                   8,645,625        3.0
                                          9,000    ++Xilinx, Inc.                                       804,937        0.3
                                                                                                   ------------      ------
                                                                                                     10,961,500        3.8

                 Energy                   8,000      Duke Energy Corporation                            405,500        0.2
                                         55,000      El Paso Energy Corporation                       2,117,500        0.7
                                        132,000      Enron Corp.                                      5,024,250        1.7
                                          8,000      UtiliCorp United Inc.                              161,000        0.0
                                                                                                   ------------      ------
                                                                                                      7,708,250        2.6

                 Entertainment           38,000      The Walt Disney Company                          1,059,250        0.4

                 Financial Services       5,013      T. Rowe Price Associates, Inc.                     180,155        0.0

                 Information             60,000    ++America Online, Inc.                             4,361,250        1.5
                 Processing              15,000    ++At Home Corporation (Class A)                      728,438        0.3
                                                                                                   ------------      ------
                                                                                                      5,089,688        1.8

                 Oil Services            20,000      Schlumberger Limited                             1,201,250        0.4

                 Pharmaceuticals         24,000    ++Amgen Inc.                                       1,092,000        0.3
                                         29,000      Merck & Co., Inc.                                2,276,500        0.8
                                         55,000      Pfizer Inc.                                      1,990,313        0.7
                                                                                                   ------------      ------
                                                                                                      5,358,813        1.8

                 Restaurants             40,000      McDonald's Corporation                           1,800,000        0.6

                 Retail                  19,000    ++Amazon.com, Inc.                                 1,615,000        0.5

                 Semiconductors          51,000    ++Applied Materials, Inc.                          4,969,313        1.7

                 Wireless                 5,000    ++Sprint Corp. (PCS Group)                           458,750        0.2
                 Communication

                 Wireline                53,500      AT&T Corp.                                       2,989,313        1.0
                 Communication           36,000    ++Covad Communications Group, Inc.                 1,867,500        0.7
                                         20,000    ++MCI WorldCom Inc.                                1,653,750        0.5
                                         26,000    ++NorthPoint Communications Group, Inc.              732,875        0.2
                                         18,000    ++Qwest Communications International Inc.            614,250        0.2
                                         90,000      Sprint Corp. (FON Group)                         6,243,750        2.2
                                                                                                   ------------      ------
                                                                                                     14,101,438        4.8

                 Travel & Lodging        17,000      Carnival Corporation                               750,125        0.3

                                                     Total Investments in the United States         107,376,314       36.9

                                                     Total Investments in North America
                                                     (Cost--$82,370,644)                            119,133,590       40.9



Merrill Lynch Global Holdings, Inc., November 30, 1999


SCHEDULE OF INVESTMENTS (continued)                                                                    (in US dollars)
PACIFIC BASIN/                            Shares                                                                 Percent of
ASIA             Industries                Held                Investments                            Value      Net Assets
Australia        Broadcasting &         100,000      The News Corporation Limited                  $    865,324        0.3%
                 Publishing

                 Wireless               400,000    ++Cable & Wireless Optus Limited                   1,042,712        0.4
                 Communication

                                                     Total Investments in Australia                   1,908,036        0.7

Japan            Automobile              75,000      Toyota Motor Corporation                         2,539,387        0.8

                 Leisure                 22,000      Sony Corporation                                 4,068,891        1.4

                 Photography            100,000      Canon, Inc.                                      2,935,708        1.0

                 Retail Stores          105,000      Ito-Yokado Co., Ltd.                            11,302,476        3.9

                 Transportation           1,000      East Japan Railway Company                       5,871,416        2.0

                 Wireless Communication     405      NTT Mobile Communications Network, Inc.         14,188,277        4.9

                 Wireline Communication     535      Nippon Telegraph & Telephone Corporation (NTT)   9,580,683        3.3

                                                     Total Investments in Japan                      50,486,838       17.3

                                                     Total Investments in the
                                                     Pacific Basin/Asia (Cost--$36,251,219)          52,394,874       18.0
WESTERN
EUROPE

Denmark          Wireline Communication  34,000      Tele Danmark A/S                                 2,190,906        0.8

                                                     Total Investments in Denmark                     2,190,906        0.8

Finland          Communications          54,000      Nokia Oyj                                        7,644,028        2.6
                 Equipment

                                                     Total Investments in Finland                     7,644,028        2.6

France           Banking & Financial     16,000    ++Credit Lyonnais                                    534,329        0.2

                 Broadcasting--           5,000      Societe Television Francaise 1                   1,812,240        0.6
                 Radio & Television

                 Electronics             56,500      STMicroelectronics                               7,679,367        2.7

                 Food                     3,000      Groupe Danone                                      695,598        0.2

                 Information Processing   1,500      Cap Gemini SA                                      265,191        0.1

                 Insurance                5,000      Axa                                                674,053        0.2

                                                     Total Investments in France                     11,660,778        4.0

Germany          Banking & Financial      7,000      Commerzbank AG                                     227,285        0.1
                                         10,000      Deutsche Bank AG (Registered Shares)               658,951        0.2
                                          7,000      Dresdner Bank AG                                   330,532        0.1
                                                                                                   ------------      ------
                                                                                                      1,216,768        0.4

                 Electronics             65,000      Siemens AG                                       6,550,744        2.3

                 Insurance                3,000      Allianz AG (Registered Shares)                     878,181        0.3

                 Multi-Industry          33,000      Mannesmann AG                                    6,857,516        2.3
                                         20,000      Veba AG                                            976,596        0.4
                                                                                                   ------------      ------
                                                                                                      7,834,112        2.7

                 Retail Stores           67,000      Metro AG                                         3,588,638        1.2

                 Software--Computer       1,000      SAP AG (Systeme, Anwendungen, Produkte in
                                                     der Datenverarbeitung) (Preferred)                 404,230        0.1

                                                     Total Investments in Germany                    20,472,673        7.0

Italy            Banking & Financial    215,000      Banca di Roma                                      287,894        0.1

                 Insurance              450,000      Istituto Nazionale delle
                                                     Assicurazioni (INA) SpA                          1,254,976        0.4

                                                     Total Investments in Italy                       1,542,870        0.5

Netherlands      Chemicals               29,000      Akzo Nobel NV                                    1,240,881        0.4
                                         27,000      DSM NV                                             924,242        0.3
                                                                                                   ------------      ------
                                                                                                      2,165,123        0.7

                 Energy                  34,000      Royal Dutch Petroleum Company                    2,000,129        0.7

                 Insurance               48,000      ING Groep NV                                     2,699,029        0.9

                 Leisure                 13,200      Koninklijke (Royal) Philips Electronics NV       1,606,067        0.5

                 Semiconductors          18,000    ++ASM Lithography Holding NV                       1,748,812        0.6

                 Wireline                52,200    ++Equant                                           5,045,276        1.8
                 Communication
                                                     Total Investments in the Netherlands            15,264,436        5.2

Portugal         Wireline               181,500      Portugal Telecom SA (Registered Shares)          1,745,112        0.6
                 Communication

                                                     Total Investments in Portugal                    1,745,112        0.6

Spain            Banking & Financial    100,000      Banco Santander Central Hispano, SA              1,098,419        0.4

                 Information            100,000    ++Telefonica Publicidad e Informacion, SA          3,030,468        1.0
                 Processing

                                                     Total Investments in Spain                       4,128,887        1.4

Sweden           Communications          40,000      Telefonaktiebolaget LM Ericsson 'B'              1,941,633        0.7
                 Equipment

                                                     Total Investments in Sweden                      1,941,633        0.7

Switzerland      Food                       600      Nestle SA (Registered Shares)                    1,079,593        0.3

                 Pharmaceuticals          1,000      Novartis AG (Registered Shares)                  1,558,531        0.6

                                                     Total Investments in Switzerland                 2,638,124        0.9

United Kingdom   Banking & Financial     20,000      Barclays PLC                                       576,232        0.2
                                         90,000      Lloyds TSB Group PLC                             1,149,677        0.4
                                                                                                   ------------      ------
                                                                                                      1,725,909        0.6

                 Electrical Equipment   327,700      Invensys PLC                                     1,523,168        0.5

                 Energy                 270,000      BP Amoco PLC                                     2,742,035        1.0

                 Insurance                7,000      CGU PLC                                            105,855        0.1

                 Pharmaceuticals         15,000      AstraZeneca Group PLC                              668,078        0.2
                                         40,000      Glaxo Wellcome PLC                               1,195,760        0.4
                                         88,000      SmithKline Beecham PLC                           1,173,857        0.4
                                                                                                   ------------      ------
                                                                                                      3,037,695        1.0



Merrill Lynch Global Holdings, Inc., November 30, 1999


SCHEDULE OF INVESTMENTS (concluded)                                                                    (in US dollars)
WESTERN EUROPE                            Shares                                                                 Percent of
(concluded)      Industries                Held                Investments                            Value      Net Assets
United Kingdom   Publishing              40,000      EMAP PLC                                      $    701,665        0.2%
(concluded)
                 Wireless             1,425,000      Vodafone AirTouch PLC                            6,697,200        2.3
                 Communication

                 Wireline               300,000    ++COLT Telecom Group PLC                          11,303,372        3.9
                 Communication          110,000    ++Energis PLC                                      4,463,248        1.5
                                                                                                   ------------      ------
                                                                                                     15,766,620        5.4

                                                     Total Investments in the United Kingdom         32,300,147       11.1

                                                     Total Investments in Western Europe
                                                     (Cost--$72,662,600)                            101,529,594       34.8

SHORT-TERM                              Face
SECURITIES                             Amount                       Issue

                 Commercial         $11,778,000      General Motors Acceptance Corp., 5.75%
                 Paper*                              due 12/01/1999                                  11,778,000        4.0

                                                     Total Investments in Short-Term Securities
                                                     (Cost--$11,778,000)                             11,778,000        4.0

                 Total Investments (Cost--$203,062,463)                                             284,836,058       97.7

                 Other Assets Less Liabilities                                                        6,611,292        2.3
                                                                                                   ------------      ------
                 Net Assets                                                                        $291,447,350      100.0%
                                                                                                   ============      ======

                *Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the
                 Company.
               ++Non-income producing security.

                 See Notes to Financial Statements.


STATEMENT OF ASSETS AND LIABILITIES
                    As of November 30, 1999
Assets:             Investments, at value (identified cost--$203,062,463)                                   $284,836,058
                    Cash                                                                                          25,740
                    Foreign cash                                                                               1,275,482
                    Receivables:
                      Securities sold                                                      $  5,226,579
                      Capital shares sold                                                       508,461
                      Dividends                                                                 286,326        6,021,366
                                                                                           ------------
                    Prepaid registration fees and other assets                                                    56,371
                                                                                                            ------------
                    Total assets                                                                             292,215,017
                                                                                                            ------------

Liabilities:        Payables:
                      Capital shares redeemed                                                   525,751
                      Investment adviser                                                         24,576
                      Distributor                                                                20,128          570,455
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       197,212
                                                                                                            ------------
                    Total liabilities                                                                            767,667
                                                                                                            ------------

Net Assets:         Net assets                                                                              $291,447,350
                                                                                                            ============

Net Assets          Class A Shares of Common Stock, $.10 par value, 100,000,000
Consist of:         shares authorized                                                                       $  1,514,160
                    Class B Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                            124,592
                    Class C Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                              7,693
                    Class D Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                             59,853
                    Paid-in capital in excess of par                                                         129,277,173
                    Undistributed investment income--net                                                          75,026
                    Undistributed realized capital gains on investments and foreign
                    currency transactions--net                                                                78,636,630
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                         81,752,223
                                                                                                            ------------
                    Net assets                                                                              $291,447,350
                                                                                                            ============

Net Asset           Class A--Based on net assets of $260,167,873 and 15,141,597
Value:                       shares outstanding                                                             $      17.18
                                                                                                            ============
                    Class B--Based on net assets of $19,873,570 and 1,245,916
                             shares outstanding                                                             $      15.95
                                                                                                            ============
                    Class C--Based on net assets of $1,219,912 and 76,931 shares
                             outstanding                                                                    $      15.86
                                                                                                            ============
                    Class D--Based on net assets of $10,185,995 and 598,527
                             shares outstanding                                                             $      17.02
                                                                                                            ============

                    See Notes to Financial Statements.




Merrill Lynch Global Holdings, Inc., November 30, 1999

STATEMENT OF OPERATIONS
                    For the Year Ended November 30, 1999
Investment Income:  Dividends (net of $330,891 foreign withholding tax)                                     $  3,685,648
                    Interest and discount earned                                                                 906,143
                                                                                                            ------------
                    Total income                                                                               4,591,791
                                                                                                            ------------

Expenses:           Investment advisory fees                                               $  2,659,472
                    Transfer agent fees--Class A                                                443,669
                    Account maintenance and distribution fees--Class B                          208,751
                    Professional fees                                                           145,954
                    Printing and shareholder reports                                            116,709
                    Custodian fees                                                               87,968
                    Registration fees                                                            57,308
                    Accounting services                                                          54,290
                    Directors' fees and expenses                                                 44,867
                    Transfer agent fees--Class B                                                 44,644
                    Account maintenance fees--Class D                                            21,235
                    Transfer agent fees--Class D                                                 15,946
                    Account maintenance and distribution fees--Class C                           10,721
                    Transfer agent fees--Class C                                                  2,386
                    Other                                                                         1,416
                                                                                           ------------
                    Total expenses before reimbursement                                       3,915,336
                    Reimbursement of expenses                                                  (250,488)
                                                                                           ------------
                    Total expenses after reimbursement                                                         3,664,848
                                                                                                            ------------
                    Investment income--net                                                                       926,943
                                                                                                            ------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                       79,441,207
(Loss) on             Foreign currency transactions--net                                       (256,560)      79,184,647
Investments &                                                                              ------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net:    Investments--net                                                        3,912,816
                      Foreign currency transactions--net                                        (36,777)       3,876,039
                                                                                           ------------     ------------
                    Net realized and unrealized gain on investments
                    and foreign currency transactions                                                         83,060,686
                                                                                                            ------------
                    Net Increase in Net Assets Resulting from Operations                                    $ 83,987,629
                                                                                                            ============


                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                 For the Year Ended
                                                                                                     November 30,
                    Increase (Decrease) in Net Assets:                                           1999            1998
Operations:         Investment income (loss)--net                                          $    926,943     $   (945,783)
                    Realized gain on investments and foreign
                    currency transactions--net                                               79,184,647       41,355,924
                    Change in unrealized appreciation/depreciation on
                    investments and foreign currency transactions--net                        3,876,039        4,119,266
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     83,987,629       44,529,407
                                                                                           ------------     ------------

Distributions to    Realized gain on investments--net:
Shareholders:         Class A                                                               (37,234,769)     (39,878,951)
                      Class B                                                                (3,721,557)      (7,314,996)
                      Class C                                                                  (168,177)        (664,387)
                      Class D                                                                (1,195,012)        (999,340)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from
                    distributions to shareholders                                           (42,319,515)     (48,857,674)
                                                                                           ------------     ------------

Capital Share       Net decrease in net assets derived from capital
Transactions:       share transactions                                                      (37,783,932)    (134,289,599)
                                                                                           ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                   3,884,182     (138,617,866)
                    Beginning of year                                                       287,563,168      426,181,034
                                                                                           ------------     ------------
                    End of year*                                                           $291,447,350     $287,563,168
                                                                                           ============     ============

                   *Undistributed (accumulated) investment income (loss)--net              $     75,026     $   (595,357)
                                                                                           ============     ============

                    See Notes to Financial Statements.


Merrill Lynch Global Holdings, Inc., November 30, 1999

FINANCIAL HIGHLIGHTS
                                                                                            Class A++
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                               For the Year Ended November 30,
Increase (Decrease) in Net Asset Value:                              1999        1998      1997        1996       1995
Per Share           Net asset value, beginning of year             $  14.73   $  15.05   $  15.12   $  13.87    $  12.82
Operating                                                          --------   --------   --------   --------    --------
Performance:        Investment income (loss)--net                       .06       (.02)      (.02)       .13         .05
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net                                  4.60       1.46        .86       1.87        1.52
                                                                   --------   --------   --------   --------    --------
                    Total from investment operations                   4.66       1.44        .84       2.00        1.57
                                                                   --------   --------   --------   --------    --------
                    Less dividends and distributions:
                      Investment income--net                             --         --       (.02)        --        (.01)
                      In excess of investment income--net                --         --       (.10)        --          --
                      Realized gain on investments--net               (2.21)     (1.76)      (.79)      (.75)       (.51)
                                                                   --------   --------   --------   --------    --------
                    Total dividends and distributions                 (2.21)     (1.76)      (.91)      (.75)       (.52)
                                                                   --------   --------   --------   --------    --------
                    Net asset value, end of year                   $  17.18   $  14.73   $  15.05   $  15.12    $  13.87
                                                                   ========   ========   ========   ========    ========

Total Investment    Based on net asset value per share               36.20%     11.41%      6.04%     15.20%      12.92%
Return:*                                                           ========   ========   ========   ========    ========

Ratios to Average   Expenses, net of reimbursement                    1.28%         --         --         --          --
Net Assets:                                                        ========   ========   ========   ========    ========
                    Expenses                                          1.38%      1.39%      1.39%      1.37%       1.51%
                                                                   ========   ========   ========   ========    ========
                    Investment income (loss)--net                      .44%      (.11%)     (.12%)      .92%        .41%
                                                                   ========   ========   ========   ========    ========

Supplemental        Net assets, end of year (in thousands)         $260,168   $254,472   $344,940   $398,310    $327,270
Data:                                                              ========   ========   ========   ========    ========
                    Portfolio turnover                              110.82%     35.59%     54.50%     41.14%      44.64%
                                                                   ========   ========   ========   ========    ========

                   *Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (continued)
                                                                                            Class B++
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                               For the Year Ended November 30,
Increase (Decrease) in Net Asset Value:                              1999        1998      1997        1996       1995
Per Share           Net asset value, beginning of year             $  13.95   $  14.31   $  14.40   $  13.38    $  12.50
Operating                                                          --------   --------   --------   --------    --------
Performance:        Investment loss--net                               (.07)      (.15)      (.17)      (.02)       (.08)
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net                                  4.28       1.39        .84       1.79        1.47
                                                                   --------   --------   --------   --------    --------
                    Total from investment operations                   4.21       1.24        .67       1.77        1.39
                                                                   --------   --------   --------   --------    --------
                    Less distributions from realized
                    gain on investments--net                          (2.21)     (1.60)      (.76)      (.75)       (.51)
                                                                   --------   --------   --------   --------    --------
                    Net asset value, end of year                   $  15.95   $  13.95   $  14.31   $  14.40    $  13.38
                                                                   ========   ========   ========   ========    ========

Total Investment    Based on net asset value per share               34.80%     10.32%      4.98%     13.97%      11.78%
Return:*                                                           ========   ========   ========   ========    ========

Ratios to Average   Expenses, net of reimbursement                    2.32%         --         --         --          --
Net Assets:                                                        ========   ========   ========   ========    ========
                    Expenses                                          2.41%      2.44%      2.42%      2.40%       2.55%
                                                                   ========   ========   ========   ========    ========
                    Investment loss--net                              (.56%)    (1.10%)    (1.11%)     (.11%)      (.63%)
                                                                   ========   ========   ========   ========    ========

Supplemental        Net assets, end of year (in thousands)         $ 19,873   $ 24,148   $ 66,791   $ 44,311    $ 44,387
Data:                                                              ========   ========   ========   ========    ========
                    Portfolio turnover                              110.82%     35.59%     54.50%     41.14%      44.64%
                                                                   ========   ========   ========   ========    ========

                   *Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.

                    See Notes to Financial Statements.



Merrill Lynch Global Holdings, Inc., November 30, 1999


FINANCIAL HIGHLIGHTS (continued)

                                                                                            Class C++
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                               For the Year Ended November 30,
Increase (Decrease) in Net Asset Value:                              1999        1998      1997        1996       1995
Per Share           Net asset value, beginning of year             $  13.88   $  14.28   $  14.41   $  13.38    $  12.51
Operating                                                          --------   --------   --------   --------    --------
Performance:        Investment loss--net                               (.08)      (.16)      (.17)      (.01)       (.08)
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net                                  4.27       1.39        .83       1.79        1.46
                                                                   --------   --------   --------   --------    --------
                    Total from investment operations                   4.19       1.23        .66       1.78        1.38
                                                                   --------   --------   --------   --------    --------
                    Less dividends and distributions:
                      Investment income--net                             --         --         --*        --          --
                      In excess of investment income--net                --         --         --*        --          --
                      Realized gain on investments--net               (2.21)     (1.63)      (.79)      (.75)       (.51)
                                                                   --------   --------   --------   --------    --------
                    Total dividends and distributions                 (2.21)     (1.63)      (.79)      (.75)       (.51)
                                                                   --------   --------   --------   --------    --------
                    Net asset value, end of year                   $  15.86   $  13.88   $  14.28   $  14.41    $  13.38
                                                                   ========   ========   ========   ========    ========

Total Investment    Based on net asset value per share               34.84%     10.21%      4.96%     14.05%      11.69%
Return:**                                                          ========   ========   ========   ========    ========

Ratios to Average   Expenses, net of reimbursement                    2.32%         --         --         --          --
Net Assets:                                                        ========   ========   ========   ========    ========
                    Expenses                                          2.41%      2.46%      2.43%      2.41%       2.55%
                                                                   ========   ========   ========   ========    ========
                    Investment loss--net                              (.60%)    (1.08%)    (1.09%)     (.09%)      (.63%)
                                                                   ========   ========   ========   ========    ========
Supplemental        Net assets, end of year (in thousands)         $  1,220   $  1,061   $  5,964   $    910    $    376
Data:                                                              ========   ========   ========   ========    ========
                    Portfolio turnover                              110.82%     35.59%     54.50%     41.14%      44.64%
                                                                   ========   ========   ========   ========    ========

                   *Amount is less than $.01 per share.
                  **Total investment returns exclude the effects of sales charges. ++Based on average shares outstanding.

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (concluded)
                                                                                            Class D++
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                               For the Year Ended November 30,
Increase (Decrease) in Net Asset Value:                              1999        1998      1997        1996       1995
Per Share           Net asset value, beginning of year             $  14.65   $  14.97   $  15.04   $  13.84    $  12.81
Operating                                                          --------   --------   --------   --------    --------
Performance:        Investment income (loss)--net                       .03       (.05)      (.06)       .09         .02
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net                                  4.55       1.46        .87       1.86        1.52
                                                                   --------   --------   --------   --------    --------
                    Total from investment operations                   4.58       1.41        .81       1.95        1.54
                                                                   --------   --------   --------   --------    --------
                    Less dividends and distributions:
                      Investment income--net                             --         --       (.01)        --          --*
                      In excess of investment income--net                --         --       (.08)        --          --
                      Realized gain on investments--net               (2.21)     (1.73)      (.79)      (.75)       (.51)
                                                                   --------   --------   --------   --------    --------
                    Total dividends and distributions                 (2.21)     (1.73)      (.88)      (.75)       (.51)
                                                                   --------   --------   --------   --------    --------
                    Net asset value, end of year                   $  17.02   $  14.65   $  14.97   $  15.04    $  13.84
                                                                   ========   ========   ========   ========    ========

Total Investment    Based on net asset value per share               35.80%     11.19%      5.80%     14.86%      12.73%
Return:**                                                          ========   ========   ========   ========    ========

Ratios to Average   Expenses, net of reimbursement                    1.53%         --         --         --          --
Net Assets:                                                        ========   ========   ========   ========    ========
                    Expenses                                          1.62%      1.64%      1.64%      1.63%       1.76%
                                                                   ========   ========   ========   ========    ========
                    Investment income (loss)--net                      .19%      (.38%)     (.39%)      .60%        .18%
                                                                   ========   ========   ========   ========    ========

Supplemental        Net assets, end of year (in thousands)         $ 10,186   $  7,882   $  8,486   $  4,688    $  3,459
Data:                                                              ========   ========   ========   ========    ========
                    Portfolio turnover                              110.82%     35.59%     54.50%     41.14%      44.64%
                                                                   ========   ========   ========   ========    ========

                   *Amount is less than $.01 per share.
                  **Total investment returns exclude the effects of sales charges. ++Based on average shares outstanding.

                    See Notes to Financial Statements.



Merrill Lynch Global Holdings, Inc., November 30, 1999


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Global Holdings, Inc. (the "Company") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Company's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Company offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Company.

(a) Valuation of securities--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Company's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Company may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Company is authorized to write covered call options and purchase put options. When the Company writes an option, an amount equal to the premium received by the Company is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Company enters into a closing transaction), the Company realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Company is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Company's records. However, the effect on operations is recorded from the date the Company enters into such contracts.

* Foreign currency options and futures--The Company may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Company, sold by the Company but not yet delivered, or committed or anticipated to be purchased by the Company.

* Financial futures contracts--The Company may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Company deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Company agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Company as unrealized gains or losses. When the contract is closed, the Company records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Company has determined the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Company are recorded on the ex-dividend dates.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $256,560 have been reclassified between undistributed net investment income and undistributed net realized capital gains. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

As compensation for its services to the Company, MLAM receives monthly compensation at the annual rate of 1.0% of the average daily net assets of the Company. As a result of a voluntary waiver of expenses beginning on July 13, 1999, the Company will pay a monthly fee based upon the average daily value of the Fund's net assets at the following rate of .75%. For the year ended November 30, 1999, MLAM earned fees of $2,659,472, of which $250,488 was voluntarily waived.

Pursuant to the Distribution Plans adopted by the Company in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Company pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:
                                     Account      Distribution
                                 Maintenance Fee      Fee

Class B                               .25%           .75%
Class C                               .25%           .75%
Class D                               .25%            --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Company. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended November 30, 1999, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Company's Class A and Class D Shares as follows:

                                MLFD      MLPF&S

Class A                         $189      $2,355
Class D                         $577      $5,446


Merrill Lynch Global Holdings, Inc., November 30, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)


For the year ended November 30, 1999, MLPF&S received contingent deferred sales charges of $17,494 and $43 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $89,263 in commissions on the execution of portfolio security transactions for the Company for the year ended November 30, 1999.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., acts as the Company's transfer agent.

Accounting services are provided to the Company by MLAM at cost.

Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 1999 were $272,433,663 and $347,857,209, respectively.

Net realized gains (losses) for the year ended November 30, 1999, and net unrealized gains (losses) as of November 30, 1999 were as follows:

                                    Realized        Unrealized
                                 Gains (Losses)   Gains (Losses)

Long-term investments            $ 79,441,772     $ 81,773,595
Short-term investments                   (565)              --
Foreign currency transactions        (256,560)         (21,372)
                                 ------------     ------------
Total                            $ 79,184,647     $ 81,752,223
                                 ============     ============

As of November 30, 1999, net unrealized appreciation for Federal income tax purposes aggregated $81,773,595, of which $84,111,538 related to appreciated securities and $2,337,943 related to depreciated securities. The aggregate cost of invest-ments at November 30, 1999 for Federal income tax purposes was $203,062,463.


4. Capital Share Transactions:
A net decrease in net assets derived from capital share transactions was $37,783,932 and $134,289,599 for the years ended November 30, 1999 and November 30, 1998, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                           Dollar
Ended November 30, 1999              Shares           Amount

Shares sold                         1,566,566    $  22,329,992
Shares issued to shareholders in
reinvestment of distributions       2,482,823       32,748,430
                                 ------------    -------------
Total issued                        4,049,389       55,078,422
Shares redeemed                    (6,181,763)     (86,985,561)
                                 ------------    -------------
Net decrease                       (2,132,374)   $ (31,907,139)
                                 ============    =============


Class A Shares for the Year                           Dollar
Ended November 30, 1998              Shares           Amount

Shares sold                         3,466,422    $  49,455,030
Shares issued to shareholders in
reinvestment of distributions       2,864,459       36,521,854
                                 ------------    -------------
Total issued                        6,330,881       85,976,884
Shares redeemed                   (11,977,403)    (172,486,086)
                                 ------------    -------------
Net decrease                       (5,646,522)   $ (86,509,202)
                                 ============    =============


Class B Shares for the Year                           Dollar
Ended November 30, 1999              Shares           Amount

Shares sold                           167,901    $   2,229,038
Shares issued to shareholders in
reinvestment of distributions         260,987        3,225,801
                                 ------------    -------------
Total issued                          428,888        5,454,839
Automatic conversion of shares       (166,104)      (2,222,530)
Shares redeemed                      (748,258)      (9,969,586)
                                 ------------    -------------
Net decrease                         (485,474)   $  (6,737,277)
                                 ============    =============


Class B Shares for the Year                           Dollar
Ended November 30, 1998              Shares           Amount

Shares sold                           552,814    $   7,259,632
Shares issued to shareholders in
reinvestment of distributions         528,258        6,439,464
                                 ------------    -------------
Total issued                        1,081,072       13,699,096
Automatic conversion of shares       (418,255)      (5,671,168)
Shares redeemed                    (3,598,708)     (50,212,204)
                                 ------------    -------------
Net decrease                       (2,935,891)   $ (42,184,276)
                                 ============    =============


Class C Shares for the Year                           Dollar
Ended November 30, 1999              Shares           Amount

Shares sold                            16,956    $     221,941
Shares issued to shareholders in
reinvestment of distributions          12,475          153,325
                                 ------------    -------------
Total issued                           29,431          375,266
Shares redeemed                       (28,923)        (380,327)
                                 ------------    -------------
Net increase (decrease)                   508    $      (5,061)
                                 ============    =============


Class C Shares for the Year                           Dollar
Ended November 30, 1998              Shares           Amount

Shares sold                           227,450    $   3,067,011
Shares issued to shareholders in
reinvestment of distributions          50,102          608,239
                                 ------------    -------------
Total issued                          277,552        3,675,250
Shares redeemed                      (618,894)      (8,634,328)
                                 ------------    -------------
Net decrease                         (341,342)   $  (4,959,078)
                                 ============    =============


Class D Shares for the Year                           Dollar
Ended November 30, 1999              Shares           Amount

Shares sold                            94,992    $   1,383,206
Shares issued to shareholders in
reinvestment of distributions          76,851        1,006,749
Automatic conversion of shares        156,287        2,222,530
                                 ------------    -------------
Total issued                          328,130        4,612,485
Shares redeemed                      (267,795)      (3,746,940)
                                 ------------    -------------
Net increase                           60,335    $     865,545
                                 ============    =============


Class D Shares for the Year                           Dollar
Ended November 30, 1998              Shares           Amount

Shares sold                           177,031    $   2,437,960
Shares issued to shareholders in
reinvestment of distributions          72,194          917,589
Automatic conversion of shares        399,858        5,671,168
                                 ------------    -------------
Total issued                          649,083        9,026,717
Shares redeemed                      (677,661)      (9,663,760)
                                 ------------    -------------
Net decrease                          (28,578)   $    (637,043)
                                 ============    =============


5. Commitments:
At November 30, 1999, the Company had entered into foreign exchange contracts under which it had agreed to sell various foreign currencies with an approximate value of $775,000.


6. Subsequent Event:
On December 17, 1999, the Company's Board of Directors declared an ordinary income dividend and a long-term capital gains distribution payable on December 23, 1999 to shareholders of record as of December 17, 1999 as follows:

                                    Ordinary        Long-Term
                                     Income       Capital Gains

Class A                            $.518820        $4.159650
Class B                             .356835         4.159650
Class C                             .378304         4.159650
Class D                             .478643         4.159650


Merrill Lynch Global Holdings, Inc., November 30, 1999


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Global Holdings, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Global Holdings, Inc. as of November 30, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Global Holdings, Inc. as of November 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
January 7, 2000
</AUDIT-REPORT>


IMPORTANT TAX INFORMATION (unaudited)


Of the long-term capital gains distribution of $2.212478 paid to shareholders of record on December 18, 1998, all is subject to the 20% tax rate.

Please retain this information for your records.